CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Income Statement [Abstract]
Net sales	$ 6,121,097	$ 4,693,414
Cost of Sales	6,282,087	4,401,702
Gross (Loss) Profit	(160,990)	291,712
Operating expenses
Selling and marketing	5,073,211	4,388,108
General and administrative	5,475,673	4,450,101
Total operating expenses	10,548,884	8,838,209
Operating Loss	(10,709,874)	(8,546,497)
Other Expense
Change in fair value of derivative liabilities	1,262,329	621,159
Interest expense	(257,389)	(202,773)
Other (expense) income	(2,285,629)	11,508
Other expense	(1,280,689)	429,894
Net loss	(11,990,563)	(8,116,603)
Dividends on Preferred Stock	271,838	434,096
Net loss attributable to common stockholders	$ (12,262,401)	$ (8,550,699)
Net loss per share, Basic and diluted	$ (0.16)	$ (0.23)
Weighted average shares of Common Stock outstanding, basic and diluted	75,346,961	36,429,303